UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securityholders

Item 8.01. Other Events.

Generex Biotechnology Corporation (“Generex”) convened a special meeting of stockholders (the “Special Meeting”) on September 17, 2010.  The Special Meeting was called for the purpose of considering the following proposals:

•
To approve an amendment to Generex’s Restated Certificate of Incorporation (i) ) to effect a reverse stock split of the common stock, at an exchange ratio of not less than 1-for-2 and not more than 1-for-10 at any time prior to September 16, 2011 (the implementation of the reverse stock split, ratio and timing of which will be subject to the discretion of the Board of Directors), and (ii) following the reverse stock split, if implemented, to reduce the number of authorized shares of common stock from 750,000,000 to 500,000,000 unless the Board of Directors utilizes a ratio of not more than 1-for-2, in which case, the number of authorized shares of common stock will be maintained at 750,000,000 (the “Reverse Stock Split Proposal”); and

•	To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies for the Reverse Stock Split Proposal (the “Adjournment Proposal”).

As previously announced, the only proposal submitted to the stockholders for a vote at the Special Meeting, prior to its adjournment, was the Adjournment Proposal.

Only stockholders of record as of the close of business on August 17, 2010 were entitled to vote at the Special Meeting.  As of August 17, 2010, 269,360,643 shares of common stock of Generex were outstanding and entitled to vote at the Special Meeting.  At the Special Meeting, 178,638,485 shares of common stock of Generex were represented, in person or by proxy, constituting a quorum.

The Adjournment Proposal was approved.  The votes with respect to the Adjournment Proposal are set forth below.

For	Against	Abstain	Broker Non-Votes
90,882,743	82,216,773	5,538,969	N/A

As a result of the approval of the Adjournment Proposal by Generex’s stockholders, the Special Meeting has been adjourned until Friday, October 15, 2010, at 10:00 a.m. (local time), at the Meeting Rooms, Westin Harbour Castle Hotel, 1 Harbour Square, Toronto, Ontario Canada M5J 1A6.  The record date for the Special Meeting remains August 17, 2010.

A copy of the press release announcing the results of the Special Meeting is attached as exhibit 99.1 to this Form 8-K.

Item 9.01		Financial Statements and Exhibits

(d)	Exhibits.	The following material is filed as an exhibit to this Form 8-K.

	Exhibit 99.1	Press release of Generex Biotechnology Corporation, dated September 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: September 17, 2010	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Generex Biotechnology Corporation on September 17, 2010